SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a party other than the Registrant|_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss. 240.14(a)-11(c) or ss. 240.14a-12

                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.
                (Name of Registrant as Specified in its Charter)

                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:


      --------------------------------------------------------------------------

      (2) Aggregate number of securities to which transactions applies:

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

      --------------------------------------------------------------------------


      (4) Proposed maximum aggregate value of transaction:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:


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      (2) Form, Schedule or Registration Statement No.:


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      (3) Filing Party:


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      (4) Date Filed:


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-----------------------------

  (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.

                 POST OFFICE BOX 9379 o RICHMOND, VIRGINIA o 23227


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 5, 1997

TO THE HOLDERS OF COMMON STOCK:

            The Annual Meeting of Shareholders of Consumat Environmental Systems, Inc. (the "Company"), will be held at the offices of the Company, 8407 Erle Road, Mechanicsville, Virginia, on Thursday, June 5, 1997, commencing at 4:30 p.m. E.D.T., for the following purposes:

               1. To elect a board of six directors to serve until the 1998 Annual Meeting of Shareholders;

               2. To act upon a proposal, previously approved by the Board of Directors of the Company, to adopt the Peter T. Socha Stock Option Plan.

               3. To ratify the selection of KPMG Peat Marwick LLP, certified public accountants, as auditors of the Company for the 1997 fiscal year; and

               4. To transact such other business as may properly come before the meeting or any adjournments thereof.

            The Board of Directors has fixed the close of business on April 14, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

            The Company's Proxy Statement is submitted herewith. The Annual Report for the fiscal year ended December 31, 1996, accompanies the Proxy Statement.

            You are requested to complete, sign, date, and return the enclosed Proxy promptly regardless of whether you expect to attend the meeting. A self-addressed, stamped envelope is enclosed for your convenience.

            IF YOU ARE PRESENT AT THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE ALREADY SENT IN YOUR PROXY.

                                             By Order of the Board of Directors,



                                             PATRICIA B. BRADLEY,
                                             Corporate Secretary

May 8, 1997

                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.
                              Post Office Box 9379
                            Richmond, Virginia 23227

                                PROXY STATEMENT
                   To Be Mailed on or about May 8, 1997, for
             Annual Meeting of Shareholders To Be Held June 5, 1997

GENERAL

            The accompanying proxy is solicited by and on behalf of the Board of Directors of Consumat Environmental Systems, Inc. (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held June 5, 1997, or any adjournments thereof, for the purposes set forth in this Proxy Statement and the attached Notice of Annual Meeting of Shareholders. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations also may be made by mail or by telephone, telegraph or personal interview by directors, officers and regular employees of the Company, none of whom will receive additional compensation for these services. The Company reserves the right to retain an outside proxy solicitation firm to assist in the solicitation of proxies, but at this time does not have plans to do so. Costs of solicitation of proxies will be borne by the Company, which will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of shares held by them.

            The shares represented by all properly executed proxies received by the Corporate Secretary of the Company and not revoked as herein provided will be voted as set forth herein unless the shareholder directs otherwise in the proxy, in which event such shares will be voted in accordance with such directions. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE THE SHARES TO WHICH IT RELATES ARE VOTED EITHER BY WRITTEN NOTICE (WHICH MAY BE IN THE FORM OF A SUBSTITUTE PROXY DELIVERED TO THE SECRETARY OF THE MEETING) OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

VOTING RIGHTS

            The Board of Directors has fixed the close of business on April 14, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Each holder of record of the Company's common stock, $1.00 par value per share (the "Common Stock"), on the record date will be entitled to one vote for each share then registered in his name with respect to all matters to be considered at the meeting. As of the close of business on the record date, 1,011,200 shares of Common Stock were outstanding and entitled to vote at the meeting. Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote (including broker non-votes) on a matter will count towards a quorum, but will have no effect on the action taken with respect to such matter.

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

NOMINEES AND VOTE REQUIRED

            The Company's Board of Directors presently consists of six directors, each of whom is to serve until the 1997 Annual Meeting of Shareholders or his earlier resignation or removal in accordance with the articles of incorporation or bylaws of the Company.

            The Board of Directors has nominated all six of such directors as nominees for re-election as directors. The nominees are identified in the table below.

            Each of the nominees has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. Each of the nominees has furnished to the Company the information set forth in the table below with respect to his age and his principal occupation or employment.

            It is expected that each of these nominees will be able to serve, but in the event that any such nominee is unable to serve for any reason (which event is not now anticipated), the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. Shareholders may withhold authority to vote for any of the nominees on the accompanying proxy.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES SET FORTH BELOW. The six nominees receiving the greatest number of affirmative votes cast at the Annual Meeting will be elected.



NAME AND (AGE)                DIRECTOR      PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
--------------                SINCE             AND OTHER INFORMATION
                              -----             ---------------------
Peter T. Socha (38)           1997          Chairman of the Board of the Company; Vice President of
                                            Sirrom Investments, Inc. (1994-1996); President and Chief
                                            Operating Officer of Stewart Foods, Inc. (1992-1994);
                                            Investment banker with Quest Capital Corporation (1991-
                                            1992).

Robert L. Massey (62)         1971          President and Chief Executive Officer of the Company

Alexander Y. Hoff (61)        1995          President and Chief Executive Officer of Yankee
                                            Engineering Company

James W. Bohlig (50)          1996          Senior Vice President , Chief Operating Officer, and
                                            Director of Casella Waste Systems, Inc.; Officer and
                                            Director of North Country Environmental Services, Inc.;
                                            Director of Nova PB.

D. Randolph Graham (46)       1996          Vice President - Administration, Case Management
                                            Division of Maxxim Medical, Inc.; Vice President -
                                            Administration, Chief Financial Officer, and Treasurer of
                                            Sterile Concepts Holdings, Inc. (1994-1996).

Charles E. Horner (57)        1996          Retired from Philip Morris Manufacturing in 1994;
                                            President of Studley Corporation; General Partner of Reed,
                                            L.P.; Director of Metro County Bank.

THE COMPANY BOARD MEETINGS AND ATTENDANCE

            The Board of Directors held 9 meetings during the fiscal year ended December 31, 1996. All directors attended seventy-five percent or more of the meetings, including regularly scheduled and special meetings, and the meetings of any committees of the Board on which they served, in each case that were held in the past fiscal year during the periods in which they were directors or served on such committees. The Board of Directors currently has two standing committees. The Compensation Committee consists of Mr. Bohlig and Mr. Horner, and the Audit Committee consists of Mr. Hoff and Mr. Graham.

DIRECTOR COMPENSATION AND REIMBURSEMENT

            The Company reimburses the direct travel expenses of directors associated with Board of Director activities. In 1996, the Company paid its directors reimbursement expenses in the aggregate amount of $3,009. In addition, each of the four outside directors of the Board of Directors received compensation in the form of 300 shares of the common stock of the Company. Two directors, Mr. Horner and Mr. Graham were each granted options in 1996 to purchase 25,000 shares of the Company's common stock pursuant to the Company's 1996 Non-Employee Director Stock Option Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth, as of March 31, 1997, the number and percentage of shares of Common Stock held by persons known to the Company to be the owners of more than five percent of the Company's issued and outstanding Common Stock, each of the Company's directors, the Named Officer (as defined below), and all the Company's directors and executive officers as a group:

                                        AMOUNT
NAME AND ADDRESS OF                  OF BENEFICIAL        PERCENT
BENEFICIAL OWNER                     OWNERSHIP(1)    OF CLASS (APPROX.)
----------------                     ------------    ------------------

Alexander Y. Hoff                      88,832               8.8%
6443 Cloister Gate Drive
Baltimore, Maryland  21212

New England Waste Services, Inc.      107,318              10.6%
P.O. Box 866
Rutland, Vermont  05702

Peter T. Socha                        100,000               9.9%
1769-Q Jamestown Road
Williamsburg, Virginia  23185

Carter Kaplan Holdings, L.L.C.        100,000               9.9%
P.O. Box 344
629 East Main Street
Richmond, Virginia  23202

Robert L. Massey                      46,370                4.6%
216 Fulham Circle
Richmond, Virginia  23227

James W. Bohlig                          300                 *
25 Greens Hill Lane
Rutland, Vermont 05702

D. Randolph Graham                    12,300                1.2%
10815 Weather Vane Road
Richmond, Virginia 23233

Charles E. Horner                      5,300                 *
9471 Studley Farms Drive
Studley, Virginia 23162

Mark E. Hills                         32,560                3.2%
4805 Fort McHenry Pkwy.
Glen Allen, Virginia  23060


Patricia B. Bradley                    2,860                 *
10940 Forest Trace Lane
Glen Allen, Virginia  23060

Robert S. Lee                         35,829                3.5%
6015 Arbor View Terrace
Chester, Virginia  23831

All executive officers and           324,351               32.1%
  directors as a group (9 persons)

-----------------------
* Beneficial ownership does not exceed one percent of the outstanding shares of Common Stock.

(1) Except as otherwise indicated, each director or executive officer has sole voting and investment power with respect to the shares shown. Notwithstanding the foregoing, however, of the shares beneficially owned by Mr. Hoff, 88,172 shares of Common Stock are directly owned by Yankee Engineering Company, a company for which he serves as President and Chief Executive Officer. In addition, the shares of Common Stock beneficially owned by Mr. Socha are jointly owned by Mr. Socha and Annabelle K. Socha, Mr. Socha's spouse.

CHANGES IN CONTROL. In connection with financing provided by Sirrom Capital Corporation and pursuant to the terms of a Stock Purchase Warrant dated March 12, 1996, the Company granted a warrant entitling Sirrom Capital Corporation to purchase up to approximately 32% of the Common Stock of the Company on a fully diluted basis at a price of $0.01 per share. The warrant is exercisable beginning on and after March 31, 1998, until April 30, 2001.

         In addition, a change in control of the Company occurred on March 12, 1996, on which date the Company consummated the Second Amended Plan of Reorganization, as amended (the "Reorganization Plan"). In accordance with the Reorganization Plan, all equity interests in the Company were canceled, including, without limitation, the 1,564,699 issued and outstanding shares of the old common stock of the Company; however, the Company distributed a total of 500,000 shares of the new Common Stock of the Company to or on account of the holders of the shares of the old common stock of the Company. Certain of the creditors of the Company received a total of 150,000 shares of the new Common Stock of the Company in partial satisfaction of their claims against the Company. Consequently, under the Reorganization Plan, a total of 510,000 shares of the new Common Stock of the Company were distributed to or on account of the holders of the old common stock of the Company and the holders of certain claims against the Company.

         In connection with the consummation of the Reorganization Plan, Environmental Systems Company ("ENSCO"), the holder of approximately thirty-six percent (36%) of the shares of the old common stock of the Company, assigned its interest under the Reorganization Plan in 140,000 shares of the new Common Stock of the Company and disclaimed its interest under the Reorganization Plan in another 41,009 shares of the new Common Stock of the Company, which 41,009 shares were distributed by the Company to the other holders of the shares of the old common stock of the Company on a PRO RATA basis. Also in connection with the consummation of the Reorganization Plan, ENSCO and another creditor disclaimed their interests under the Reorganization Plan as creditors of the Company to receive approximately 38,734 shares of the new Common Stock of the Company, which 38,734 shares were distributed by the Company to other creditors of the Company on a PRO RATA basis.

EXECUTIVE COMPENSATION

            The following table lists all compensation paid or accrued by the Company for services in all capacities to the Company's President and Chief Executive Officer for the years ended December 31, 1996, 1995, and 1994 (the "Named Officer") No other executive officer received annual compensation and/or bonus in excess of $100,000 for such years.


                                                                  LONG-TERM
                                       ANNUAL COMPENSATION       COMPENSATION
                                       -------------------       ------------

                                                              SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION   YEAR     SALARY (1)    BONUS       OPTIONS/SARS(#)      ALL OTHER COMPENSATION
---------------------------   ----     ------        -----       ---------------      ----------------------
Robert L. Massey,             1996     142,805         -0-           30,000
  President and Chief         1995     118,269         -0-             -0-
  Executive Officer           1994     112,500         -0-             -0-                      (2)

(1) Mr. Massey was entitled under his employment contract to receive a base salary of $125,000 during each of the fiscal years ending December 31, 1996, 1995, and 1994. The amounts set forth in the above table reflect salary reductions applicable to Mr. Massey in each of the fiscal years ending December 31, 1995, and 1994. The aggregate amount of such reductions formed a part of Mr. Massey's claim against the Company in its Chapter 11 proceeding, which claim was paid in part in 1996 and discharged pursuant to the Reorganization Plan.

(2) Substantially less than $50,000 or 10% of salary.

CERTAIN AGREEMENTS

            The Company and the Company's Chief Executive Officer, Mr. Massey, are parties to an employment contract dated February 12, 1991. The employment contract had an initial term of two years but is automatically renewed annually unless notice of non-renewal is given by one of the parties. The employment contract provides for an annual base salary of $125,000 and additional benefits.

            As of December 31, 1996, Mr. Massey was indebted to the Company in the amount of $19,028 as a result of a loan made to him in December 1985. The loan does not bear interest and is to be repaid on demand out of future bonuses, when declared, or otherwise one year following termination of employment with the Company.

BONUS PLAN

            The Company has a bonus plan which provides for the payment of periodic bonuses to employees. The Company did not pay cash bonuses to its officers in 1996.

COMMON STOCK OPTIONS

                        The following table provides information relating to the grant of common stock options to the Named Officer during the year ended December 31, 1996 pursuant to the Company's 1996 Incentive Stock Option Plan:


                                       OPTION GRANTS IN LAST FISCAL YEAR
                                              INDIVIDUAL GRANTS
                                              -----------------

                                   NUMBER OF          % OF TOTAL OPTIONS
                                  SECURITIES         GRANTED TO EMPLOYEES   EXERCISE OF BASE PRICE
          NAME                  UNDERLYING OPTIONS      IN FISCAL YEAR             ($/SH)              EXPIRATION DATE
          ----                     GRANTED (#)          --------------             ------              ---------------
                                   -----------
Robert L. Massey, President         30,000                  26.8%                  $1.5625                12/12/2006
and Chief Executive Officer

PROPOSAL TWO -- APPROVAL OF THE PETER T. SOCHA STOCK OPTION PLAN

INTRODUCTION

            On January 14, 1997, the Board of Directors approved, subject to shareholder approval, the Peter T. Socha Stock Option Plan (the "Socha Plan") and directed that it be submitted to shareholders for approval. The Socha Plan became effective January 14, 1997, subject to shareholder approval. Unless sooner terminated by the Board of Directors, the Socha Plan will terminate on January 13, 2007. No incentive awards may be made under the Socha Plan after termination.

            On January 14, 1997, the Company granted Mr. Socha incentive stock options to purchase an aggregate of 100,000 shares of Common Stock at an exercise price of $1.3125 per share, which represented the average bid price of the Common Stock on the date of grant, pursuant to the Socha Plan. The effectiveness of the grant of such options, however, is subject to (i) shareholder approval and (ii) the Company and Mr. Socha entering into a standstill agreement with respect to the shares of Common Stock underlying the options so granted (the "Underlying Stock"), which agreement shall contain provisions concerning the acquisition, disposition and voting of shares of capital stock of the Company and the participation of Mr. Socha in certain activities which may lead to a change in control of the Company. The options granted to Mr. Socha expire on January 13, 2007, or such other date determined in accordance with the terms of the Socha Plan. The options granted to Mr. Socha shall vest in three equal installments on January 14, 2004, January 14, 2005 and January 14, 2006. Notwithstanding the foregoing, however, the options granted to Mr. Socha shall immediately vest and shall become fully exercisable upon the last day of any period of four consecutive fiscal quarters in which (i) the Company's earnings per share of Common Stock shall equal at least 200% of the Company's earnings per share of Common Stock for the fiscal year ended December 31, 1996 or (ii) the Company's pre-tax earnings for any period of four consecutive fiscal quarters equals at least $2,000,000. Under no circumstances shall any options granted to Mr. Socha vest prior to July 14, 1997. As of January 14, 1997, the market value of the Underlying Stock was approximately $131,250. This value, however, does not take into effect the exercise price that must be paid by Mr. Socha to receive the Underlying Stock.

            The Socha Plan is intended to provide an incentive for Mr. Socha, the Chairman of the Board of Directors of the Company, to increase shareholder value through the development and execution of a long-term strategic plan for the Company. The incentive stock options granted to Mr. Socha under the Socha Plan are in addition to his salary of $1 per year and the usual benefits made available by the Company to its executive officers.

            The principal features of the Socha Plan are summarized below. The summary is qualified by reference to the complete text of the Socha Plan, which is attached hereto as Exhibit A.

GENERAL

            The Socha Plan reserves 100,000 shares of the Common Stock of the Company for issuance pursuant to incentive awards in the form of incentive stock options or nonstatutory stock options (as described below). The issuance of all such shares would result in a nine percent (9%) dilution of the percentage ownership interest of existing shareholders. Only Mr. Socha is eligible to receive incentive awards under the Socha Plan.

            If an option is cancelled, terminates or lapses unexercised, any unissued shares allocable to such option may be subjected again to an incentive award.

            Adjustments will be made in the number and kind of shares which may be issued under the Socha Plan in the event of a future stock dividend, stock split or similar change in the number of outstanding shares of Common Stock or the future creation or issuance to shareholders generally of rights, options or warrants for the purchase of capital stock of the Company.

            The Company may register the Socha Plan under the Securities Act of 1933 after shareholder approval is received.


ADMINISTRATION

            The Socha Plan will be administered by a committee comprised of at least two directors of the Company who are not eligible to participate in the Socha Plan or any similar plan of the Company. The committee has the power and complete discretion to determine whether to grant incentive awards, when Mr. Socha will receive incentive awards, whether the award will be an incentive stock option or a nonstatutory stock option (as described below), whether the award of a nonstatutory stock option will include a tax offset right, and the number of shares to be allocated to each incentive award. The committee will impose conditions upon the exercise of options and may impose such other restrictions and requirements as it may deem appropriate.

STOCK OPTIONS

            Options to purchase shares of Common Stock granted under the Socha Plan may be incentive stock options or nonstatutory stock options. Incentive stock options qualify for favorable income tax treatment under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), while nonstatutory stock options do not. The option price of Common Stock covered by an incentive stock option or a statutory stock option may not be less than 100% (or, in the case of an incentive stock option granted to a 10% shareholder, 110%) of the fair market value of the Common Stock on the date of the option grant.

            The value of incentive stock options, based on the exercise price, that first become exerciseable by a participant in any calendar year under the Socha Plan or any other similar plan maintained by the Company, is limited to $100,000.

            Options may be exercised only at such times as may be specified by the committee; provided, however, that incentive stock options may not be exercised after the first to occur of (i) ten years (or, in the case of an incentive stock option granted to a 10% shareholder, five years) from the date on which the incentive stock option was granted, (ii) three months from Mr. Socha's termination of employment with the Company for reasons other than death or disability, or (iii) one year from Mr. Socha's termination of employment on account of death or disability.

            If the option so provides, Mr. Socha may pay the purchase price in cash; by delivering a promissory note; by delivering or causing to be withheld from the option shares, shares of Common Stock; or by delivering an exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds from the option shares to pay the exercise price.

TAX OFFSET RIGHTS

            The committee may, in its discretion, award tax offset rights in conjunction with any nonstatutory stock option. Tax offset rights entitle the participant to receive an amount of cash from the Company sufficient to satisfy the income and payroll taxes legally required to be withheld upon exercise of the nonstatutory stock option.

TRANSFERABILITY OF INCENTIVE AWARDS

            Options may not be sold, transferred, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution. All rights granted to Mr. Socha under the Socha Plan shall be exercisable during his lifetime only by Mr. Socha, or his guardians or legal representatives. Upon the death of Mr. Socha, his personal representative or beneficiary may exercise his rights under the Socha Plan.

AMENDMENT OF THE SOCHA PLAN AND INCENTIVE AWARDS

            The Board of Directors may amend the Socha Plan in such respects as it deems advisable; provided that the shareholders of the Company must approve any amendment that would (i) materially increase the benefits accruing to participants under the Socha Plan, (ii) materially increase the number of shares of Common Stock that may be issued under the Socha Plan, or (iii) materially modify the requirements of eligibility for participation in the Socha Plan. Incentive awards granted under the Socha Plan may be amended with the consent of the recipient so long as the amended award is consistent with the terms of the Socha Plan.

FEDERAL INCOME TAX CONSEQUENCES

            Mr. Socha will not incur federal income tax when he is granted an option, whether or not he is granted a tax offset right in connection therewith.

            Upon exercise of a nonstatutory stock option, Mr. Socha will recognize compensation income, which is subject to income tax withholding by the Company, equal to the difference between the fair market value of the Common Stock on the date of the exercise and the option price. The committee has authority under the Socha Plan to include provisions allowing Mr. Socha to deliver Common Stock, or to elect to have withheld a portion of the shares he would otherwise acquire upon exercise, to cover his tax liabilities. The election will be effective only if approved by the committee and made in compliance with other requirements set forth in the Socha Plan. When Mr. Socha exercises an incentive stock option, he generally will not recognize income, unless he is subject to the alternative minimum tax.

            If the terms of an option permit, Mr. Socha may deliver shares of Common Stock instead of cash to acquire shares under an option, without having to recognize taxable gain (except in some cases with respect to "statutory option stock") on any appreciation in value of the shares delivered. However, if Mr. Socha delivers shares of "statutory option stock" in satisfaction of all, or any part, of the exercise price under an incentive stock option, and if the applicable holding periods of the "statutory option stock" have not been met (two years from grant and one year from exercise), he will be considered to have made a taxable disposition of the "statutory option stock." "Statutory option stock" is stock acquired upon the exercise of incentive stock options.

            Upon exercise of a tax offset right, Mr. Socha generally will recognize ordinary income, which is subject to income tax withholding by the Company, equal to the amount of cash received.

            The Company usually will be entitled to a business expense deduction, except as explained below, at the time and in the amount that the recipient of an incentive award recognizes ordinary compensation income in connection therewith. As stated above, this usually occurs upon exercise of nonstatutory options or tax offset rights. Generally, the Company's deduction is contingent upon the Company's meeting withholding tax requirements. No deduction is allowed in connection with an incentive stock option, unless the employee disposes of Common Stock received upon exercise in violation of the holding period requirements. For tax years after December 31, 1996, the Company's right to a tax deduction for income recognized in connection with incentive awards or the exercise of options by executives whose total compensation is subject to the proxy disclosure rules will depend upon whether the compensation of such executive in the aggregate exceeds $1,000,000; if so, the excess over $1,000,000 will not be deductible.

            This summary of the federal income tax consequences of incentive stock options, nonstatutory stock options and tax offset rights does not purport to be complete. There may also be state and local income taxes applicable to these transactions.

VOTE REQUIRED

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED SOCHA PLAN. Approval of the proposed Socha Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting.


            PROPOSAL THREE -- RATIFICATION OF SELECTION OF AUDITORS

INTRODUCTION AND PROPOSAL

            KPMG Peat Marwick LLP, independent certified public accountants, has been selected by the Board of Directors as accountants and auditors for the Company for the current fiscal year, subject to ratification by the Company's shareholders. The firm has no relationship with the Company except that it has served as its independent accountants and auditors since October 18, 1996. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from shareholders. In the event the shareholders do not ratify the selection of KPMG Peat Marwick LLP, the selection of other accountants and auditors will be considered by the Board of Directors.

            Action by shareholders is not required by law in the selection of independent auditors, but their selection is submitted by the Board of Directors in order to give shareholders the final choice in the designation of independent auditors.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SELECTION OF KPMG PEAT MARWICK LLP. Ratification of the selection requires the affirmative vote of a majority of shares of Common Stock voting at the meeting.


            THE COMPANY'S AUDITED CONSOLIDATED FINANCIAL STATEMENTS

            The Company's Audited Consolidated Financial Statements are included in the accompanying Annual Report to Shareholders, and are filed as part of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996.


                       COMPLIANCE WITH SECTION 16 OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

            Based on the representations of the Company's officers, directors and significant shareholders, the Company believes that, during the year ending December 31, 1996, the following transactions were not timely reported to the Securities and Exchange Commission:

             (i) Mr. Graham, Mr. Horner, Mr. Hoff, Mr. Bohlig and New England Waste Services, Inc. failed to timely file their respective initial filings on Form 3;

            (ii) Mr. Massey failed to timely report the acquisition of options to purchase 30,000 shares of Common Stock pursuant to the Company's 1996 Incentive Stock Option Plan (the "Stock Option Plan");

            (iii) Mr. Lee and Mr. Hills failed to timely report the acquisition of options to purchase 20,000 shares of Common Stock each pursuant to the Stock Option Plan;

            (iv) Ms. Bradley failed to timely report the acquisition of options to purchase 2,500 shares of Common Stock pursuant to the Stock Option Plan;

            (v) Mr. Bohlig, Mr. Graham, Mr. Hoff and Mr. Horner failed to timely report the acquisition from the Company of 300 shares of Common Stock each on December 26, 1996;

            (vi) Mr. Graham failed to timely report the acquisition of (A) 10,000 shares of Common Stock on the open market on October 26, 1996; (B) 2,000 shares of Common Stock on the open market on August 19, 1996; and (C) options to purchase 25,000 shares of the Company's Common Stock on June 14, 1996 pursuant to the Company's 1996 Non-Employee Director Stock Option Plan;

            (vii) Mr. Hoff failed to timely report the sale by Yankee Engineering Company, a company which he controls, of 10,00 shares of Common Stock on October 29, 1996; and

            (viii) Mr. Horner failed to timely report the (A) purchase of 4,000 shares of Common Stock on October 31, 1996 on the open market; (B) purchase of 1,000 shares of Common Stock on July 25, 1996 on the open market; and (C) acquisition of options to purchase 25,000 shares of Common Stock on June 14, 1996 pursuant to the Company's 1996 Non-Employee Director Stock Option Plan.


                                 OTHER MATTERS

            The Board of Directors knows of no other matters which will be brought before the meeting. However, if any other matters are properly presented, or if any question arises as to whether any matter has been properly presented and is a proper subject for shareholder action, the persons named as proxies in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.


                         SHAREHOLDER PROPOSALS FOR 1998
                         ANNUAL MEETING OF SHAREHOLDERS

            Proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no later than January 1, 1998, for inclusion in the Company's 1998 proxy materials. Such proposals should meet the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.


                              FURTHER INFORMATION

          THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON FROM WHOM A PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, FOR THE

COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 1996. Such written requests should be sent to the Corporate Secretary, Consumat Environmental Systems, Inc., Post Office Box 9379, Richmond, Virginia 23227.


                                           BY ORDER OF THE BOARD OF DIRECTORS,


                                           PATRICIA B. BRADLEY
                                           Corporate Secretary

May 8, 1997

PLEASE FILL IN, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                                                                   EXHIBIT A

                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.

                        PETER T. SOCHA STOCK OPTION PLAN


            1. PURPOSE. The purpose of this Consumat Environmental Systems, Inc. Peter T. Socha Stock Option Plan (the "Plan") is to provide incentive to Peter T. Socha to improve the long term stability and financial success of Consumat Environmental Systems, Inc., (the "Company"). The Plan is intended to conform to the provisions of Securities and Exchange Commission Rule 16b-3.

            2. DEFINITIONS. As used in the Plan, the following terms have the meanings indicated:

               (a) "Act" means the Securities Exchange Act of 1934, as amended.

               (b) "Agreement" means a written agreement (including any
            amendment or supplement thereto) between the Company and the Participant specifying the terms and conditions of an Option granted to such Participant.

               (c) "Applicable Withholding Taxes" means the aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold in connection with any exercise of a Nonstatutory Stock Option.

               (d) "Affiliate" means any "parent" or "subsidiary" corporation
            (within the meaning of Code Section 424) of the Company.

               (e) "Board" means the board of directors of the Company.

               (f) "Change of Control" means:

                    (i) The acquisition, other than from the Company, by any
            individual, entity or group (within the meaning of Section 13(d)(3) or 14 (d)(2) of the Act), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

                    (ii) Individuals who, as of the date hereof, constitute the
            Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act); or

                    (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of its sale or other disposition of all or substantially all of the assets of the Company.

               (g) "Code" means the Internal Revenue Code of 1986, as amended.

               (h) "Committee" means the committee appointed by the Board as described under Section 16.

               (i) "Company" means Consumat Environmental Systems, Inc., a
            Virginia corporation.

               (j) "Company Stock" means Common Stock, $1.00 par value, of the
            Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 15), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

               (k) "Date of Grant" means the date on which an Option is granted by the Committee.

               (l) "Disability" or "Disabled" means a Disability within the meaning of Code Section 22(e)(3).

               (m) "Fair Market Value" means, on any given date, the value of a share of Company Stock based upon the average of the highest and lowest reported sales prices per share of the Company Stock on such day on the NASDAQ Bulletin Board (or, if there have been no transactions, the bid price).

               (o) "Incentive Stock Option" means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment, under Code Section 422.

               (p) "Insider" means a person subject to Section 16(b) of the Act.

               (q) "Nonstatutory Stock Option" means an Option that does not meet the requirements of Code Section 422, or, even if meeting the requirements of Code Section 422, is not intended to be an Incentive Stock Option and is so designated.

               (r) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan and set forth in an Agreement.

               (s) "Participant" means any employee who receives an Option under the Plan.

               (t) "Plan" means the Consumat Environmental Systems, Inc. Peter
            T. Socha Stock Option Plan.

               (u) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange
            Commission promulgated under the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.

               (v) "10% Shareholder" means an individual who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliate. Indirect ownership of stock shall be determined in accordance with Code Section 424(d).

               (w) "Tax Offset Right" means a right to receive amounts in cash from the Company as described in Section 9 of the Plan.

               (x) "Window Period" means the period beginning on the third business day and ending on the twelfth business day following the release for publication of quarterly or annual summary statements of the Company's sales and earnings. The release for publication shall be deemed to have occurred if the specified financial data (i) appears on a wire service, (ii) appears in a financial news service,
            (iii) appears in a newspaper of general circulation, or (iv) is otherwise made publicly available.

            3. GENERAL. The sole type of incentive awards that may be granted under the Plan are Incentive Stock Options and Nonstatutory Stock Options.

            4. STOCK. Subject to Section 15 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 100,000 shares of Company Stock, which shall be authorized, but unissued shares. Shares allocable to Options or portions thereof granted under the Plan that expire or otherwise terminate unexercised may again be subjected to an award under the Plan. For purposes of determining the number of shares that are available for award as Options under the Plan, such number shall, to the extent permissible under Rule 16b-3, include the number of shares surrendered by an optionee or retained by the Company in payment of Applicable Withholding Taxes.

            5. ELIGIBILITY.

            (a) Peter T. Socha is the sole employee of the Company who is eligible to participate in the Plan. Mr. Socha will become a Participant only if the Committee, in its sole discretion, selects him to receive an Option. The Committee has the sole discretion to determine for Mr. Socha the terms and conditions, the nature of the award and the number of shares to be allocated to each employee as part of each Option. Any Option granted under this Plan shall be evidenced by an Agreement which shall be subject to the applicable provisions of this Plan and to other such provisions as the Committee may impose.

            (b) The grant of an Option shall not obligate the Company or any Affiliate to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.

            6.  STOCK OPTIONS.

            (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become an Agreement.

            (b) The exercise price of shares of Company Stock covered by an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Option is granted to a Participant who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Option shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

            (c) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's Agreement; provided that, the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:

                        (i) No Incentive Stock Option may be exercised after the
            first to occur of (x) ten years (or, in the case of an Incentive Stock Option granted to a 10% Shareholder, five years) from the Date of Grant, (y) three months following the date of the Participant's retirement or termination of employment with the Company and all Affiliates for reasons other than Disability or death, or (z) one year following the date of the Participant's termination of employment on account of Disability or death.

                        (ii) Except as otherwise provided in this paragraph, no
            Incentive Stock Option may be exercised unless the Participant is employed by the Company or an Affiliate at the time of the exercise and has been employed by the Company or an Affiliate of the Company at all times since the Date of Grant. If a Participant's employment is terminated other than by reason of his Disability or death at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of termination) within three months after the Participant's termination of employment. If a Participant's employment is terminated by reason of his Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of Disability) within one year after the Participant's termination of employment. If a Participant's employment is terminated by reason of his death at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Incentive Stock Option may be exercised (to the extent exercisable on the date of death) within one year after the Participant's death by the person to whom the Participant's rights under the Incentive Stock Option shall have passed by will or by the laws of descent and distribution.

                        (iii) An Incentive Stock Option by its terms, shall be
            exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). Incentive Stock Options granted after 1986 under the Plan and all other plans of the Company and any Affiliate shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

            (e) Notwithstanding the foregoing, no Option shall be exercisable within the first six months after it is granted; provided that, this restriction shall not apply if the Participant becomes Disabled or dies during the six-month period.

            (f) The Committee may, in its sole discretion, grant Options that by their terms become fully exercisable upon a Change of Control, notwithstanding other conditions on exercisability in the Agreement.

            7.  METHOD OF EXERCISE OF OPTIONS.

            (a) Options may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver, or cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes, or (iii) deliver an interest bearing promissory note, payable to the Company, in payment of all or part of the exercise price together with such collateral as may be required by the Committee at the time of exercise. The interest rate under any such promissory note shall be established by the Committee and shall be at least equal to the minimum interest rate required at the time to avoid imputed interest under the Code.

            (b) The Company may place on any certificate representing Company Stock issued upon the exercise of an Option any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued a certificate for the shares of Company Stock acquired, he shall possess no shareholder rights with respect to the shares.

            (c) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, if the Agreement so provides, the Participant may, subject to the provisions set forth below, elect to (i) deliver shares of already owned Company Stock or (ii) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. The Committee shall have sole discretion to approve or disapprove any such election. If the Participant is an Insider, the following provisions apply to elections to satisfy Applicable Withholding Taxes, to the extent required by Rule 16b-3:

                        (i) The Participant's election to have the Company
            retain from the shares of Company Stock to be issued upon exercise of an Option the number of shares of Company Stock that would satisfy Applicable Withholding Taxes must be made at least six months after the Option was granted, and either:

                                    (x) during a Window Period; or

                                    (y) at least six months before the amount of
                        Applicable Withholding Taxes is calculated.

                        (ii) The Participant's election must be irrevocable.

                                    (iii) Notwithstanding any of the foregoing
            provisions, the manner and timing of elections may be varied from those provided, and elections previously made as irrevocable may be revoked, if such variance or revocation is permissible under Rule 16b-3.

            (d) Notwithstanding anything herein to the contrary, Options shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

            8. NONTRANSFERABILITY OF OPTIONS. Options by their terms, shall not be transferable except by will or by the laws of descent and distribution or, if permitted by Rule 16b-3, pursuant to a qualified domestic relations order (as defined in Code Section 414(p)) ("QDRO") and shall be exercisable, during the Participant's lifetime, only by the Participant or, if permitted by Rule 16b-3, an alternative payee under a QDRO, or by his guardian, duly authorized attorney-in-fact or other legal representative.

            9. TAX OFFSET RIGHTS.

            (a) Whenever the Committee deems it appropriate, Tax Offset Rights may be granted in connection with Nonstatutory Stock Options. Tax Offset Rights shall be evidenced in writing as part of the Agreement to which they pertain.

            (b) Tax Offset Rights shall entitle the Participant, upon exercise of all or any part of Nonstatutory Stock Option to receive in cash from the Company an amount equal to or approximating the Applicable Withholding Taxes.

            (c) A Participant may exercise a Tax Offset Right by giving the Committee written notice of exercise simultaneously with the exercise of a Nonstatutory Stock Option. To the extent exercised, the Tax Offset Right shall lapse.

            (d) The Committee may limit the amount the Participant will be entitled to receive in connection with a Tax Offset Right and may include any provisions in a Tax Offset Right that the Committee deems appropriate to ensure that the Tax Offset Right will not be characterized as an "equity security" or "derivative security" for purposes of Section 16 of the Act and the rules and regulations thereunder.

            10. EFFECTIVE DATE OF THE PLAN. This Plan shall be effective on January 14, 1997, and shall be submitted to the shareholders of the Company for approval. Until (i) the Plan has been approved by the Company's shareholders, and (ii) the requirements of any applicable State securities laws have been met, no Option shall be exercisable.

            11. TERMINATION, MODIFICATION, CHANGE. If not sooner terminated by the Board, this Plan shall terminate at the close of business on January 13, 2007. No Option awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by the Code or Rule 16b-3, no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Option awards granted under the Plan (except pursuant to Section 12), materially modifies the requirements as to eligibility for participation in the Plan, or materially increases the benefits accruing to Participants under the Plan, or unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Option awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Option previously granted to him.

            12. CHANGE IN CAPITAL STRUCTURE.

            (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

            (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Options as the Committee deems appropriate.

            (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

            13. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, which shall consist of not less than two members of the Board, who shall be appointed by the Board. Subject to paragraph (d) below, the Committee shall be the Compensation Committee unless the Board shall appoint another Committee to administer the Plan. The Committee shall have general authority to impose any limitation or condition upon an Option the Committee deems appropriate to achieve the objectives of the Option and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:

                        (a) The Committee shall have the power and sole and
            complete discretion to determine (i) which eligible employees shall receive Option and the nature of each Option, (ii) the number of shares of Company Stock to be covered by each Option, (iii) whether

            Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) when, whether and to what extent Tax Offset Rights shall be granted and the terms thereof, (v) the Fair Market Value of Company Stock, (vi) the time or times when an Option shall be granted, (vii) whether an Option shall become vested over a period of time or upon the attainment of financial performance goals, or a combination thereof, (viii) when Options may be exercised, (ix) whether a Disability exists, (x) the manner in which payment will be made upon the exercise of Options, (xi) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options is permitted, (xii) whether to approve a Participant's election (A) to deliver shares of already owned Company Stock to satisfy Applicable Withholding Taxes or (B) to have the Company withhold from the shares to be issued upon the exercise of a Nonstatutory Stock Option the number of shares necessary to satisfy Applicable Withholding Taxes, (xiii) notice provisions relating to the sale of Company Stock acquired under the Plan, and
            (xiv) any additional requirements relating to Options that the Committee deems appropriate. Notwithstanding the foregoing, no "tandem stock options" (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options. The Committee shall have the power to amend the terms of previously granted Options so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Option.

                        (b) The Committee may adopt rules and regulations for
            carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

                        (c) A majority of the members of the Committee shall
            constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

                        (d) The Board from time to time may appoint members
            previously appointed and may fill vacancies, however caused, in the Committee. Insofar as it is necessary to satisfy the requirements of
            Section 16(b) of the Act, (i) no member of the Committee shall be granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Affiliate that entitles participants to acquire stock, stock options or stock appreciation rights of the Company or Affiliate, and (ii) no person shall become a member of the Committee if, within the preceding one-year period, the person shall have been granted or awarded equity securities pursuant to such a plan; provided, however, that the foregoing prohibitions on Committee membership shall be subject to the exception set forth in clauses (A) through (D) of Rule 16b-3(c)(2)(i) and (ii)).

            14. NOTICE. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company - at its principal business address to the attention of the Treasurer; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

            15. INTERPRETATION. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia.

            16. EFFECTIVE DATE.   This Plan shall be effective as of January 14,
1997.

            IN WITNESS WHEREOF, the Company has caused this Plan to be executed this 14th day of January, 1997.


                                     CONSUMAT ENVIRONMENTAL SYSTEMS, INC.

                                     By: /s/ Robert L. Massey
                                     ------------------------------------------
                                         President, and Chief Executive Officer

                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned, revoking all prior proxies, hereby appoints James
K. Fishback, George P. Fultz, and Florence M. Hurt as proxies, and each or any of them with full power of substitution, to represent the undersigned and vote, as designated below, all the shares of Common Stock of Consumat Environmental Systems, Inc., held of record by the undersigned on April 14, 1997, at the Annual Meeting of Shareholders to be held June 5, 1997, or any adjournment thereof on each of the following matters:


1.  Election of Directors (Proposal One of the Proxy Statement).
    [  ]  FOR all Nominees listed below             [  ]  WITHHOLD AUTHORITY
          (except as marked to the contrary below)       (to vote for all nominees listed below)

    [Peter T. Socha, Robert L. Massey, Alexander Y. Hoff, James W. Bohlig, D. Randolph Graham, and Charles E. Horner].


    INSTRUCTIONS: To withhold authority to vote for any individual nominee, print the name of the nominee in the space provided below.

    ----------------------------------------------------------------------------

2. To adopt the Peter T. Socha Stock Option Plan (Proposal Two of the Proxy Statement).

    [  ]  FOR                 [  ]  AGAINST                       [  ]  ABSTAIN

3. To ratify the selection by the Audit Committee of the Board of Directors of KPMG Peat Marwick LLP, independent certified public accountants, as auditors of the Company for 1997 (Proposal Three of the proxy statement).

    [  ]  FOR                 [  ]  AGAINST                       [  ]  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Board of Directors has not been notified of any such matters.

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL. ALL JOINT OWNERS MUST SIGN.

            PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE REVERSE SIDE OF THIS PROXY CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATED ______________________         ___________________________________________
                                     SIGNATURE
---------------------                -------------------------------------------
NUMBER OF SHARES                     SIGNATURE (IF JOINTLY OWNED)

--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.